12 Months Ended
Aug. 01, 2014

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Cash Account Trust – Government & Agency Securities Portfolio

The following changes are effective immediately:

The following disclosure is added to the "Principal Investment Strategy" section of the fund's summary prospectuses and the "Principal Investment Strategy" section contained in the "FUND DETAILS" section of the fund's prospectuses:

The fund operates as a "government money market fund," as such term is defined under federal regulations. The fund invests 99.5% or more of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.